Supplement dated January 14, 1999,

                                       To

                                   Prospectus
                  dated July 2, 1998, revised January 1, 1999,

                                       For

         TRANSAMERICA SERIES sm TRANSAMERICA CLASSIC sm VARIABLE ANNUITY

                  A Flexible Premium Deferred Variable Annuity
                                    Issued by
                 Transamerica Life Insurance Company of New York
                100 Manhattanville Road, Purchase, New York 10577



Page 25 of the prospectus is amended to provide that:

Contracts normally will not be issued with respect to owners, joint owners, or annuitants more than 85 years old, although Transamerica in its discretion may waive this restriction in appropriate cases. Transamerica further reserves the right to not accept premiums after the owners' (or annuitants' if non-individual owner) 86th birthday.